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                                                                    EXHIBIT 10.7



                          PLACEMENT AGENT WARRANT AGREEMENT


                 WARRANT AGREEMENT dated as of July 29, 1996, between ZYMETX, INC., a Delaware corporation (the "Company"), and SPENCER TRASK SECURITIES INCORPORATED (the "Agent").
                              W I T N E S S E T H

                 WHEREAS, the Agent has agreed pursuant to the Placement Agency Agreement dated as of May 22, 1996, between the Agent and the Company (the "Placement Agency Agreement") to act as the placement agent in connection with the Company's proposed private placement of up to 60 units ("Units") (plus up to an additional nine Units solely to cover over-subscriptions, if any) each Unit consisting of 125,000 shares of the Company's Series A Preferred Stock ("Preferred Stock") (the "Offering"); and

                 WHEREAS, the Company proposes to issue to the Agent warrants ("Warrants") to purchase a number of shares of common stock, par value $.001 per share, of the Company ("Common Stock") equal to fifteen percent (15%) of the number of shares of Preferred Stock contained in the Units sold in the Offering; and

                 WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued at each Closing (as such term is defined in the Placement Agency Agreement) by the Company to the Agent in consideration for, and as part of the Agent's compensation in connection with, the Agent acting as the placement agent pursuant to the Placement Agency Agreement;

                 NOW, THEREFORE, in consideration of the premises, the payment by the Agent to the Company of ONE DOLLAR, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1. Grant. The Holders (as defined in Section 3.1 hereof) are hereby granted the right to purchase, at any time from the date hereof until 5:30 p.m., New York time, on the later of (a) the seventh anniversary of the date of the Final Closing (as defined in the Placement Agency Agreement) or (b) the date which is three years after the closing date of an initial public offering of the Company's securities (the "Warrant Exercise Term"), a number of shares of Common Stock equal to fifteen (15%) percent of the number of shares of Preferred Stock contained in the Units sold in the Offering at an initial exercise price (subject to adjustment as provided in Section 8 hereof) of $0.80 per share of Common Stock, subject to the terms and conditions of this Agreement.

                 2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.
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                 3.       Exercise of Warrant.

                 3.1 Method of Exercise. The Warrants initially are exercisable at an initial exercise price (subject to adjustment as provided in Section 8 hereof) per share of Common Stock set forth in Section 6 hereof payable by certified or official bank check in New York Clearing House funds. The Exercise Price (as defined in Section 6.2 hereof) for shares of Common Stock covered by the Warrants may also be paid in shares of Common Stock owned by the Holder having a Fair Market Value (as defined in Section 3.3 hereof) on the date preceding exercise equal to the aggregate Exercise Price, or in a combination of cash and Common Stock. In addition, the Warrants may be exercised in full or in part by surrendering the Warrant Certificate in the manner specified in this Section 3.1 together with irrevocable instructions to the Company to issue in exchange for the Warrant Certificate the number of shares of Common Stock equal to the product of (x) the number of shares as to which the Warrants are being exercised multiplied by (y) a fraction the numerator of which is the Fair Market Value of the Common Stock less the Exercise Price and the denominator of which is such Fair Market Value. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") at the Company's principal offices, registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). Warrants may be exercised to purchase all or part of the shares of Common Stock represented thereby. In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock.

                 3.2 Securities Law Exemption. Notwithstanding any other provision of this Agreement or the Warrants, a Warrant may be exercised only if the issuance and sale of the shares of Common Stock to the Holder upon such exercise is exempt from the registration requirements of the Securities Act of 1933 (the "Act"), and any applicable state securities laws. The Company may request evidence reasonably satisfactory to it of such exemption (which may include an opinion of counsel).

                 3.3 Fair Market Value. As is used herein, the "Fair Market Value" of a share of Common Stock on any day means: (i) if the principal market for the Common Stock is The New York Stock Exchange, any other national securities exchange or the Nasdaq National Market, the closing sales price of the Common Stock on such day as reported by such exchange or market, or on a consolidated tape reflecting transactions on such exchange or market, or (ii) if the principal market for the Common Stock is not a national securities exchange or the Nasdaq National Market and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day as quoted on such System, or (iii) if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i), (ii) and (iii) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined, in good faith, by the Board of Directors
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of the Company by any method which it deems to be appropriate.  The determination of the Company shall be conclusive as to the Fair Market Value of the Common Stock.

                 4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock or other securities, properties or rights underlying such Warrants, shall be made forthwith (and in any event such issuance shall be made within ten business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                 The Warrant Certificates and the certificates representing the shares of Common Stock (and/or other securities, property or rights issuable upon exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to be the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

                 5. Transfer of Securities. The Agent does, and the Holders will, at the time of their acquisition of their Warrants, covenant and agree that they are acquiring the Warrants as an investment and not with a view to distribution thereof. Holders of the Warrants or Warrant Shares may transfer such Warrants or Warrant Shares only pursuant to applicable federal and state laws. No transfer of any Warrant or Warrant Shares shall be permitted unless the Company has received notice of such transfer, at the address provided in Section 3.1 above, in the form of assign- ment attached hereto, accompanied by an opinion of counsel reasonably satisfactory to the Company that an exemption from registration of such Warrants or Warrant Shares under the Act is available for such transfer. Any transferee must also covenant and agree that it is acquiring such Warrants or Warrant Shares as an investment and not with a view to distribution thereof.

                 6.       Exercise Price.

                 6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the Warrants shall be exercisable to purchase Common Stock at a price of $.80 per share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of
Section 8 hereof.

                 6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.
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                 7.       Registration Rights.

                 7.1 Registration Under the Securities Act of 1933. The Warrants and the Warrant Shares (collectively, the "Warrant Securities") have not been registered under the Act for public resale. Upon exercise, in part or in whole, of the Warrants, certificates representing the shares of Common Stock and any of the other securities issuable upon exercise of the Warrants shall bear the following legend:

         The securities represented by this certificate have not been registered under the Securities Act of 1933 ("Act") for public resale, and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to the issuer, that an exemption from registration under such Act is available.

                 7.2 Piggyback Registration. If, at any time commencing after the date hereof until the later of (a) nine years from the First Closing (as defined in the Placement Agency Agreement) or (b) the expiration of the Warrant Exercise Term, the Company proposes to register any of its securities under the Act (other than in connection with a merger or pursuant to Form S-8, S-4 or comparable registration statement) it will give written notice by registered mail, at least thirty days prior to the filing of each such registration statement, to the Agent and to all other Holders of the Warrant Securities of its intention to do so. If the Agent or other Holders of the Warrant Securities notify the Company within twenty days after receipt of any such notice of its or their desire to include any Warrant Shares in such proposed registration statement, the Company shall afford the Agent and such Holders of the Warrant Securities the opportunity to have any such Warrant Shares registered under such registration statement, subject to such cutback or allocation as the lead underwriter of the offering shall determine in its discretion, and subject to the prior inclusion of all shares otherwise includable that are owned by a party to the Registration Rights Agreement dated June ___, 1996.

                 Notwithstanding the provisions of this Section 7.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect to postpone or not to file any such proposed registration statement, or to withdraw the same after filing but prior to the effective date thereof.

                 7.3      Demand Registration.

                 (a) So long as the Company shall have had any of its securities registered under the Act or the Exchange Act, then, until the expiration of the Warrant Exercise Term, the Holders of the Warrant Securities represent- ing a "Majority" (as hereinafter defined) of such securities
(assuming the exercise of all of the then outstanding Warrants) shall have the right on two separate occasions (which right is in addition to the registration rights under Section 7.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange
Commission (the "Commission"), on two occasions, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Agent and Holders in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Shares
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                                                                               5

for 120 days by such Holder and any other Holders of the Warrants and/or Warrant Shares who notify the Company within ten days after receiving notice from the Company of such request.

                 (b) The Company covenants and agrees to give written notice of any registration request under this Section 7.3 by any Holder or Holders to all other registered Holders of the Warrants and the Warrant Shares within ten days from the date of the receipt of any such registration request.

                 (c) All expenses (other than underwriting discounts and commissions) incurred in connection with registration, filings or qualification pursuant to the first registration request made pursuant to subsection (a) of this Section 7.3, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees and the fees and disbursements of counsel for the Holders participating in such shall be borne by the Company. Upon a second registration request pursuant to subsection (a) of this Section 7.3, the Holders requesting registration shall bear such costs on a pro-rata basis with respect to the Agent's securities in respect of which they are requesting registration.

                 7.4 Covenants of the Company With Respect to Registration. In connection with any registration under Sections 7.2 or 7.3 hereof, the Company covenants and agrees as follows:

                 (a) The Company shall use its best efforts to file a registration statement promptly after receipt of any demand therefor, shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Shares such number of prospectuses as shall reasonably be requested.

                 (b) The Company will take all necessary action which may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                 (c) The Company shall indemnify the Holder(s) of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act or otherwise, in connection with the offer and sale of the Warrant Shares; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or an omission or alleged omission made in such registration statement in reliance upon and in conformity with written information furnished to the Company by the Holder(s) or any such controlling persons specifically for use in the preparation thereof.

                 (d) The Holder(s) of the Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim,
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damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from written information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement; provided, however, that the indemnity of such Holders will apply in each case if and to the extent, but only if and to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement in reliance upon and in conformity with written information furnished to the Company by such Holders, specifically for use in the preparation thereof.

                 (e) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

                 (f) The Company shall not permit any securities other than the Warrant Shares to be included in any registration statement filed pursuant to Section 7.3 hereof, or permit any other registration statement to be or remain effective during the effectiveness of a registration statement (except any registration statement filed in accordance with Section 7.2 hereof) filed pursuant to Section 7.3 hereof, without the prior written consent of the Holders of the Warrant Shares representing a Majority of such securities then outstanding (assuming an exercise of all of the then outstanding Warrants).

                 (g) The Company shall furnish to each underwriter (or if there is none, to each Holder) participating in an offering including Warrant Shares pursuant to Sections 7.2 or 7.3 hereof, a signed counterpart, addressed to such underwriter or Holder (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                 (h) The Company shall as soon as practicable after the effective date of a registration statement relating to any Warrant Shares pursuant to Sections 7.2 or 7.3 hereof, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

                 (i) The Company shall deliver promptly to each Holder participating in an offering including any Warrant Shares pursuant to Sections
7.2 or 7.3 hereof, who so requests and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission
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or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request as it deems necessary to comply with applicable securities laws or NASD rules.

                 (j)      With respect to a registration pursuant to Section
7.3 hereof, the Company shall enter into an underwriting agreement with the managing underwriter selected for such underwriting by Holders holding a Majority of the Warrant Shares requested to be included in such underwriting. Such managing underwriter(s) shall be satisfactory to the Company and each Holder and such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Shares and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

                 (k) In addition to the Warrant Shares, subject to the second sentence of Section 7.2, upon the written request therefor by any Holder(s), the Company shall include in the registration statement any other shares of Common Stock of the Company held by such Holder(s) as of the date of filing of such registration statement.

                 (l) For purposes of this Agreement, the term "Majority" in reference to the Holders of Warrants or Warrant Shares, shall mean in excess of fifty (50%) percent of the then outstanding Warrants or Warrant Shares that
(i) are not held by the Company, an affiliate (excluding the Agent and any affiliate of the Agent), officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

                 8.       Adjustments to Exercise Price and Number of
                          Securities.

                 8.1 Computation of Adjusted Exercise Price. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 8.7 hereof or issuance or sales upon the exercise of Stock Options issued pursuant to the Stock Plan (each as defined in Section
8.2 hereof)), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares or the "Fair Market Value" (as defined in
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                                                                               8

Section 3.3 hereof) per share of Common Stock on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the lower of the prices (calculated to the nearest full cent) determined as follows:

         (1) by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the then existing Exercise Price, and (b) the aggregate amount of the consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; and

         (2) by multiplying the Exercise Price in effect immediately prior to the time of such issuance or sale by a fraction, the numerator of which shall be the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Fair Market Value immediately prior to such issuance or sale, plus (b) the aggregate amount of the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the product of (x) the total number of shares of Common Stock outstanding immediately after such issuance or sale, multiplied by
(y) the Fair Market Value immediately prior to such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to the computations in this Section 8.1 to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 8.3 hereof.

                 For the purposes of this Section 8 the term Exercise Price shall mean the Exercise Price per share of Common Stock set forth in Section 6 hereof, as adjusted from time to time pursuant to the provisions of this
Section 8.

                 For the purposes of any computation to be made in accordance with this Section 8.1, the following provisions shall be applicable:

                 (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if shares of Common Stock are sold to underwriters or dealers for public offering without a subscription offering, the public offering price, before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith and less any amounts payable to security holders or any affiliate thereof, including without limitation, any employment agreement, royalty, consulting agreement, covenant not to compete, earnout or contingent payment right or similar arrangement, agreement or understanding, whether oral or written; all such amounts shall be valued at the aggregate amount payable thereunder whether such payments are absolute or contingent and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof except if the payment of such amounts has, pursuant to this paragraph (i), has been approved by the Agent.

                 (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or
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all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                 (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                 (iv) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 8.1.

                 (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of then outstanding options, rights, warrants and upon the conversion or exchange of then outstanding convertible or exchangeable securities.

                 (vi) No adjustment shall be made to the Exercise Price then in effect upon the exercise of Stock Options issued pursuant to the Stock Plan (as hereinafter defined), the Warrants or the conversion or exchange of convertible or exchangeable securities outstanding as of the date hereof.

                 8.2 Options, Rights, Warrants and Convertible and Exchangeable Securities.

                 In case the Company shall at any time after the date hereof grant or issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, where the aggregate consideration per share is less than the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, other than stock options granted to directors, officers or employees of, or consultants to the Company or any of its subsidiaries ("Stock Options") pursuant to the Company's Incentive Stock Option Plan or the Directors Stock Option Plan (collectively referred to herein as the "Stock Plan"), the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 8.1 hereof, provided that:

                 (a) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued.

                 (b) The aggregate consideration for any such options, rights or warrants shall be equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for such options, rights or warrants.

                 (c) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities.

                 (d) The aggregate consideration for any such convertible or exchangeable securities shall be equal to the consideration received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

                 (e) If any change shall occur in the exercise price per share provided for in any of the options, rights or warrants or in the price per share at which convertible or exchangeable securities referred to in subsection (b) of this Section 8.2 are convertible or exchangeable, such options, rights or warrants or convertible or exchangeable securities, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

                 (f) In case there has been any adjustment hereunder in the Exercise Price by reason of the offer, issue or sale of any subscription or purchase rights or options or any convertible or exchangeable securities or obligations and the purchase, conversion or exchange privilege so created thereafter terminates unexercised or changes, such Exercise Price shall as of the date of such termination or change be adjusted to reflect such termination or change.

                 8.3 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                 8.4 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 8, the number of securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                 8.5 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

                 8.6 Merger or Consolidation. In the event there is proposed any consolidation of the Company with, or merger of the Company with or into, another corporation, other than a merger or consolidation in which the Company is the surviving corporation and after which at least 50% of the outstanding voting securities of the Company are owned by the stockholders of the Company immediately prior to such merger or consolidation, the Company shall provide the Holder with not less than 20 days' prior written notice of the proposed effective date of such merger or consolidation (the "Effective Date"). The Holder shall be entitled to exercise its Warrants at any time up to the third business day prior to the Effective Date, and this Agreement and any unexercised Warrants shall terminate and be of no further force and effect on the Effective Date (or such later date on which the merger or consolidation becomes effective). Any such exercise by the Holder may be conditioned upon and made subject to the consummation of the merger or consolidation.

                 8.7 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

                 (a) Upon the issuance or sale of the Warrants or the shares of Common Stock issuable upon the exercise of the Warrants.

                 (b) If the amount of said adjustment shall be less than 2 cents (2c.) per security issuable upon exercise of the Warrants; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents (2c.) per security issuable upon exercise of the Warrants.

                 (c) Upon the issuance of Stock Options (as defined in Section 8.2 hereof), or any shares of Common Stock upon the exercise of Stock Options issued pursuant to the Stock Plan.

                 8.8 Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidence of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 8.8.

                 9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

                 Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

                 10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, but instead shall pay cash in lieu of such fractional interests to the Holders entitled thereto based on the Fair Market Value of the Common Stock as determined in good faith by the Board of Directors of the Company.

                 11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, full paid, non-assessable and not subject to the preemptive rights of any stockholder.

                 12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                 (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                 (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option right or warrant to subscribe therefor; or

                 (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

                 13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                 (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                 (b)      If to the Company, to the address set forth in
         Section 3.1 hereof or to such other address as the Company may designate by notice to the Holders.

                 14. Supplements and Amendments. The Company and the Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates (other than the Agent) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Agent may deem necessary or desirable and which the Company and the Agent deem shall not adversely affect the interests of any other Holders of Warrant Certificates. Other amendments to this Agreement may be made only with the written consent of the Holders of a Majority of the outstanding Warrant Shares and the unexercised Warrants.

                 15. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.


                 16. Termination. This Agreement shall terminate at the close of business on the seventh anniversary of the date hereof.
Notwithstanding the foregoing, the indemnification provisions of Section 7 hereof shall survive such termination until the close of business on the fourteenth anniversary of the date hereof.

                 17. Governing Law: Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

                 The Company, the Agent and the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Agent and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Agent and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, the Agent and the Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

                 18. Entire Agreement. This Agreement (including the Placement Agency Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto and supersedes all prior agreements and understandings, written or oral, with respect to the subject matter hereof.

                 19. Severability. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                 20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

                 21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Agent and any other registered Holder(s) of the Warrant Certificates or Warrant Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Agent and any other Holder(s) of the Warrant Certificates or Warrant Shares.

                 22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


[SEAL]                                  ZYMETX, INC.


                                        By /s/ PETER G. LIVINGSTON
                                          ----------------------------
                                           Peter G. Livingston
                                           President


Attest:

/s/ DOUGLAS A. BRANCH
---------------------
       Secretary
                                        SPENCER TRASK SECURITIES
                                         INCORPORATED


                                        By /s/ WILLIAM DIOGUARDI
                                          ----------------------------
                                          Name:  William Dioguardi
                                          Title: President

EXHIBIT A


                         [FORM OF WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.


No. W-                                                        _________ Warrants

                              WARRANT CERTIFICATE

                 This Warrant Certificate certifies that __________________, or its registered assigns, is the registered holder of ______________ Warrants to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on the last day of the Warrant Exercise Term ("Expiration Date"), up to ____________ fully paid and non-assessable shares of common stock, $.001 par value ("Common Stock"), of ZYMETX, INC., a Delaware corporation (the "Company"), (shares of Common Stock are referred to herein individually as a "Security" and collectively as the "Securities"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $.80 upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of __________ __, 1996 between the Company and Spencer Trask Securities Incorporated (the "Warrant Agreement"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms by the Warrant Agreement. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company or by any other method permitted by the Warrant Agreement.

                 No Warrant may be exercised after 5:30 p.m., New York, time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

                 The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holder or registered holders) of the Warrants.

                 The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                 Upon due presentment for registration of transfer of this Warrant Certificate and executed form of assignment as attached hereto at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

                 Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

                 The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                 All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                 IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of _____  __, 1996


[SEAL]                                  ZYMETX, INC.


                                        By
                                          ----------------------------
                                           Peter G. Livingston
                                           President


Attest:


-----------------------
      Secretary

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]


                 The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______________ shares of Common Stock.

                 In accordance with the terms of Section 3.1 of the Warrant Agreement dated as of ________ __, 1996 between ZymeTx, Inc., and Spencer Trask Securities Incorporated, the undersigned requests that a certificate for such securities be registered in the name of ______________ whose address is
                      and that such Certificate be delivered to           whose
address is _______________ ___________________.


Dated:             , ____


                                        Signature:
                                                  ------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate.)



                                        (Insert Social Security or Other
                                        Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)


          FOR VALUE RECEIVED            here sells, assigns and transfers unto
----------------------------------------


                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

                                        Signature:
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate.)



            -----------------------
                                        (Insert Social Security or Other
                                        Identifying Number of Holder)